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                                                       Exhibit 10(f)


                                LEASE AMENDMENT


          THIS LEASE AMENDMENT (the "Amendment") is made as of the 1st day of February, 1989 by and between SMALLWOOD VILLAGE ASSOCIATES ("Landlord") and INTERSTATE GENERAL COMPANY L.P. ("Tenant").

                                  WITNESSETH:

          WHEREAS, Landlord and Tenant entered into a lease for certain space in Smallwood Village Center, St. Charles, Maryland dated December 1, 1987 (the "Lease"); and

          WHEREAS, Tenant wishes to amend the Lease by expanding the square footage of the premises and renting Space C-7.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree as follows:

          1. In Article 1 of Lease, the number "3,509" square feet is hereby amended to read "4,734" square feet.

          2. Space C-7 is hereby added to Lease and the new minimum rent beginning February 1, 1989 shall be $4,201.43. The Common Area Maintenance amount shall be an additional $91.88 per month, bringing the total monthly rental payments to $4,293.31.

          3. Except as specifically modified by this Amendment, the terms and provisions of the Lease will continue in full force and effect.

          IN WITNESS WHEREOF, the undersigned has duly executed this Amendment, or caused this Amendment to be executed by their duly authorized representatives.


Witness:                                LANDLORD

 /s/ Cynthia L. Hedrick                 By:  /s/ James J. Wilson
-----------------------------              -------------------------------
                                           Smallwood Village Associates
                                           Interstate Business Corporation
                                             General Partner


                                        TENANT
 /s/ Cynthia L. Hedrick
-----------------------------           By:  /s/ Edwin L. Kelly
                                           -------------------------------
                                         Interstate General Company L.P.